MAP-EQUITY FUND

               Supplement Dated December 19, 1996
               To the Prospectus dated May 1, 1996
              and Supplement dated October 9, 1996

      The Board of Directors of MAP-Equity Fund (the "Fund") has authorized First Priority Investment Corporation, the Distributor of the Fund, to extend until February 15, 1997 the offer of Promotional Shares of the Fund at Net Asset Value, under the terms and conditions described in the Supplement dated October 9, 1996.